Capital Management (Tables)	12 Months Ended
Dec. 31, 2023
Capital Management [Abstract]
Debt to Capital Ratios
The Company’s strategy, which is unchanged for the reporting periods, is to maintain a reasonable ratio in order to raise capital with reasonable cost. The debt to capital ratios as of December 31, 2022 and 2023 were as follows:

	As of December 31,
	2022	2023
	NT$	NT$
	(In Thousands)	(In Thousands)
Total liabilities	$201,834,635	$202,859,864
Less: Cash and cash equivalents	(173,818,777)	(132,553,615)

Net debt	28,015,858	70,306,249
Total equity	322,810,948	343,716,968

Total capital	$350,826,806	$414,023,217

Debt to capital ratios	7.99%	16.98%